Exhibit 10.5(C)
EXECUTION VERSION
THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
          THIRD AMENDMENT, dated as of December 15, 2005 (this “Amendment”) to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 28, 2005 (as amended by the First Amendment, dated as of August 18, 2005, the Second Amendment, dated as of October 11, 2005, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).
WITNESSETH:
          WHEREAS, the Borrower intends to acquire (the “Acquisition”) certain assets pursuant to the Purchase and Sale Agreement, dated as of November 3, 2005 (the “Acquisition Agreement”), among BP Products North America, Inc., as seller, and Delek US Holdings, Inc., as purchaser, as amended, supplemented or otherwise modified from time to time in accordance with the Credit Agreement;
          WHEREAS, the Borrower has requested that the Revolving Credit Facility be increased by an amount equal to $30,000,000 to finance a portion of the consideration for the Acquisition and to pay related fees and expenses;
          WHEREAS, the Lenders have agreed to permit the amount of the Revolving Credit Facility to be increased on the terms and conditions set forth in this Amendment and the Credit Agreement;
          WHEREAS, the Borrower requested the Lenders make certain other amendments to the Credit Agreement on the terms and subject to the conditions set forth herein; and
          WHEREAS, the Lenders have agreed to make such amendments solely upon the terms and conditions provided for in this Amendment;
          NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
          1. Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. Amendment to Section 1.1 of the Credit Agreement (Defined Terms). (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Facility,” “Majority Facility Lenders,” “Revolving Credit Commitment,” “Term Loan Facility” and “Term Loan Lender,” in their respective entireties and substituting in lieu thereof the following in the appropriate alphabetical order:
          “Facility”: each of (a) the Term Loan Commitments and the Term Loans made thereunder (the “Term Loan Facility”), (b) the Revolving Credit Commitments and the extensions of credit made thereunder (the “Revolving Credit Facility”) and (c) the Incremental Loans made pursuant to Section 2.25, if any, (the “Incremental Facility”).
          “Majority Facility Lenders”: with respect to any Facility, the holders of more than 50% of (a) in the case of the Term Loan Facility, the aggregate unpaid principal amount of the Term Loans other than the Incremental Loans, (b) in the case of the Revolving Credit Facility, prior to any termination of the Revolving Credit Commitments, the Total Revolving Credit Commitments (or, if the Revolving Credit Commitments are no longer in effect, the Total Revolving Extensions of Credit then outstanding) and (c) in the case of the Incremental Loans, if any, the aggregate then unpaid principal amount of the Incremental Loans.
          “Revolving Credit Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Letters of Credit and Swing Line Loans, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Credit Commitment” opposite such Lender’s name on Schedule 1 to the Lender Addendum or New Lender Supplement delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof and of the Third Amendment. The aggregate amount of the Total Revolving Credit Commitments as of the Third Amendment Effective Date is $70,000,000.
          “Term Loan Facilities”: the collective reference to the Term Loan Facility and the Incremental Term Loan Facility.
          “Term Loan Lenders”: the collective reference to the Term Loan Lenders and the Incremental Lenders, if any.
          (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the percentage “30%” in clause (a) of the definition of “Change of Control” and substituting in lieu thereof the percentage “35%.”
          (c) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “Consolidated EBITDA” as follows

(i) by deleting the word “and” at the end of paragraph (vii);
     (ii) by deleting the “.” at the end of paragraph (viii) and substituting in lieu thereof the following “; and”; and
     (iii) by adding the following new paragraph:
          “(ix) solely for the purpose of determining Consolidated EBITDA for the following periods, Consolidated EBITDA shall, without duplication, be increased as a result of the Acquisition by amounts deemed attributable to the assets acquired in the Acquisition: (w) for the four fiscal quarters ended December 31, 2005 by an amount equal to $5,100,000, (x) for the four fiscal quarters ended March 31, 2006 by an amount equal to $3,825,000, (y) for the four fiscal quarters ended June 30, 2006 by an amount equal to $2,550,000 and (z) for the four fiscal quarters ended September 30, 2006 by an amount equal to $1,275,000.”
          (d) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:
          “Acquisition”: as defined in the Third Amendment.
          “Acquisition Agreement”: as defined in the Third Amendment.
          “Acquisition Documentation”: collectively, the Acquisition Agreement and all schedules, exhibits, annexes and amendments thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith.
          “Initial Term Loans”: a collective reference to the Term Loans outstanding on the Effective Date.
          “Incremental Facility”: as defined in the definition of “Facility” in this Section 1.1.
          “Incremental Lenders”: as defined in Section 2.25.
          “Incremental Loans”: as defined in Section 2.25.
          “New Lender Supplement”: with respect to each bank, financial institution or other entity which shall become a Revolving Credit Lender hereunder pursuant to Section 10 of the Third Amendment.
          “New Revolving Credit Lender”: as defined in Section 2.26(b).
          “Remaining Dollar-Years”: with respect to any Term Loan at any date, the sum of the products obtained by multiplying (a) the amount of each remaining scheduled payment of principal by (b) the number of years (calculated to the nearest twelfth) which will elapse between such date and the making of such payment.

“Revolving Commitment Increase Notice”: as defined in Section 2.26(a).
          “Revolving Credit Increase Effective Date”: as defined in Section 2.26(f).
          “Revolving Offered Increase Amount”: as defined in Section 2.26(a).
          “Third Amendment”: the Third Amendment to this Agreement, dated as of December 15, 2005.
          “Third Amendment Effective Date”: the Third Amendment Effective Date as defined in Section 11 of the Third Amendment, which date is December 15, 2005.
          “Weighted Average Life to Maturity”: with respect to any Loan at any date, the number of years obtained by dividing the Remaining Dollar-Years of such Loan by the outstanding principal amount of such Loan.
          3. Amendment to Section 2 of the Credit Agreement. (a) Section 2 of the Credit Agreement is hereby further amended by inserting the following new Sections in the appropriate numerical order:
          “2.25 Incremental Loans. (a) At any time prior to the Revolving Credit Termination Date, the Borrower may, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), request the addition of up to two new tranches of term loans (the “Incremental Loans”). The Incremental Loans shall:
          (i) be in an aggregate principal amount up to $50,000,000 and be made in up to two drawings, provided that, each borrowing shall be a minimum amount of $20,000,000;
          (ii) unless otherwise provided in this Agreement, be Term Loans for all purposes hereunder (including for purposes of sharing of Collateral and guarantees under the Guarantee and Collateral Agreement and for the purposes of any optional or mandatory prepayment);
          (iii) have such pricing as may be agreed by the Borrower and the Lenders providing such Incremental Loans; provided that the applicable margin for the Incremental Loans shall not exceed the Applicable Margin then in effect for the Initial Term Loans plus 0.25%;
          (iv) have the same or longer Weighted Average Life to Maturity as the Initial Term Loans; and
          (v) have a final maturity date occurring not earlier than the date which, on the date the Incremental Loans are made, is the scheduled final maturity date of the Initial Term Loans;

and shall otherwise have the same terms as the Term Loans (and, unless otherwise noted in this Agreement, references to Term Loans shall be deemed as the context requires to include references to the Incremental Loans). The Borrower shall have the right to arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an “Incremental Lender”) to extend commitments to provide Incremental Loans in an aggregate amount equal to the amount, if any, by which the commitments by the Lenders to provide such Incremental Loans are less than the amount thereof requested by the Borrower, provided that, each Incremental Lender shall be subject to the approval of the Borrower and the Administrative Agent (which approval shall not be unreasonably withheld). No Lender shall have any obligation to make an Incremental Loan unless and until it commits to do so. Commitments in respect of Incremental Loans shall become Commitments under this Agreement pursuant to an amendment to this Agreement executed by each of the Borrower, each Lender agreeing to provide such Commitment, each Incremental Lender, if any, and the Administrative Agent, and such amendments to the other Loan Documents (executed by the relevant Loan Party and the Administrative Agent only) as the Borrower and the Administrative Agent shall reasonably deem appropriate to effect such purpose. For the avoidance of doubt, no amendment executed for the purpose of making Commitments in respect of Incremental Loans Commitments under this Agreement, shall require, as a condition to its effectiveness, the signature of any Lender that is not obligated to make an Incremental Loan under such amendment. The effectiveness of such amendment shall be subject to the satisfaction on the date thereof and, if different, on the date on which the Incremental Loans are made, of each of the conditions set forth in paragraphs (a) and (b) of Section 5.2.
     (b) Notwithstanding anything to the contrary contained in this Agreement, (i) the Borrower may not make more than two requests pursuant to Section 2.25 or pursuant to Section 2.26, provided that, it is understood and agreed that the Borrower may, at its sole option, make one request pursuant to each of Section 2.25 and Section 2.26 and (ii) the aggregate amount of Incremental Loans requested by the Borrower pursuant to this Section 2.25 plus the aggregate amount of increases of the Revolving Credit Commitments pursuant to this Section 2.26 shall not exceed $50,000,000.
     2.26 Increases in Revolving Credit Commitments. (a) At any time prior to the Revolving Credit Termination Date, so long as no Default or Event of Default has occurred and is continuing, the Borrower may, by notice to the Administrative Agent (a “Revolving Commitment Increase Notice”), which notice shall promptly be copied to each Lender, request an increase in the Total Revolving Credit Commitments in an aggregate principal amount up to $50,000,000 (the “Revolving Offered Increase Amount”), provided that each such Revolving Offered Increase Amount shall be in a minimum amount of not less than $10,000,000. The Borrower may, at its election, (i) offer one or more of the Revolving Credit Lenders the opportunity to provide all or a portion of any Revolving Offered Increase Amount pursuant to subparagraph (c) below and/or (ii) with the consent of the Swing Line Lender, each Issuing Lender and the Administrative Agent (which consent shall not be unreasonably withheld), offer one or more additional banks, financial institutions or other entities the opportunity to provide all or a portion of such Revolving Offered Increase Amount pursuant to subparagraph (b)

below. Each Revolving Commitment Increase Notice shall specify which Revolving Credit Lenders and/or banks, financial institutions or other entities the Borrower desires to provide such Revolving Offered Increase Amount. The Borrower or, if requested by the Borrower, the Administrative Agent will notify such Revolving Credit Lenders, and/or banks, financial institutions or other entities.
          (b) Any additional bank, financial institution or other entity that the Borrower selects to offer participation in any increased Total Revolving Credit Commitments and that elects to become a party to this Agreement and provide a Revolving Credit Commitment in an amount so offered and accepted by it pursuant to clause (ii) of Section 2.26(a) shall execute a New Lender Supplement with the Borrower, the Swing Line Lender, each Issuing Lender and the Administrative Agent, substantially in the form of Exhibit B to the Third Amendment (a “New Lender Supplement”), whereupon such bank, financial institution or other entity (herein called a “New Revolving Credit Lender”) shall become a Revolving Credit Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, provided that the Revolving Credit Commitment of any such New Revolving Credit Lender shall be in an amount not less than $5,000,000.
          (c) Any Revolving Credit Lender that accepts an offer to it by the Borrower to increase its Revolving Credit Commitment pursuant to clause (i) of Section 2.26(a) shall, in each case, execute a “Commitment Increase Supplement” with the Borrower, the Swing Line Lender, each Issuing Lender and the Administrative Agent, substantially in the form of Exhibit C to the Third Amendment, whereupon such Revolving Credit Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Revolving Credit Commitment as so increased.
          (d) On any Revolving Credit Increase Effective Date, (i) each bank, financial institution or other entity that is a New Revolving Credit Lender pursuant Section 2.26(b) or any Revolving Credit Lender that has increased its Revolving Credit Commitment pursuant to Section 2.26(c) shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other relevant Revolving Credit Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other relevant Revolving Credit Lenders, each Revolving Credit Lender’s portion of the outstanding Revolving Credit Loans of all the Lenders to equal its Revolving Credit Percentage of such Revolving Credit Loans and (ii) the Borrower shall be deemed to have repaid and reborrowed all outstanding Revolving Credit Loans of all the Revolving Credit Lenders to equal its Revolving Credit Percentage of such outstanding Revolving Credit Loans as of the date of any increase in the Revolving Credit Commitments (with such reborrowing to consist of the Types of Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower in accordance with the requirements of Section 2.5). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence in respect of each Eurodollar Loan shall be subject to indemnification by the Borrower pursuant to the provisions of Section 2.19 if the deemed payment occurs other than on the last day of the related Interest Periods.
          (e) Notwithstanding anything to the contrary in this Section 2.26, (i) in no event shall any transaction effected pursuant to this Section 2.26 cause the sum of Total Revolving Credit Commitments and outstanding Term Loans to exceed $285,000,000, (ii) subject to Section 2.25(b), in no event may the Borrower deliver more than two Revolving Commitment Increase Notices, (iii) subject to Section 2.25(b), in no event shall there be more than two Revolving Credit Increase Effective Dates and (iv) no Lender shall have any obligation to increase its Revolving Credit Commitment unless it agrees to do so in its sole discretion.
          (f) The increase in the Revolving Credit provided pursuant to this Section 2.26 shall be effective on the date (the “Revolving Credit Increase Effective Date”) the Administrative Agent, for the benefit of the Lenders receives (i) a legal opinion of counsel to the Borrower covering such matters as are customary for transactions of this type and such other matters as may be reasonably requested by the Administrative Agent and (ii) certified copies of resolutions of the Borrower authorizing such Revolving Offered Increase Amount.”
          4. Amendment to Section 2.16 of the Credit Agreement (Pro Rata Treatment and Payments). Section 2.16(b) of the Credit Agreement is hereby amended by inserting the following new sentence at the beginning thereof:
“Each mandatory prepayment required by Section 2.10 to be applied to Term Loans shall be allocated among the Term Loan Facilities pro rata according to the respective outstanding principal amounts of Term Loans under such Facilities. Each optional prepayment in respect of the Term Loans shall be allocated among the Term Loan Facilities pro rata according to the respective outstanding principal amounts of Term Loans under such Facilities, except in the case of the prepayment and replacement of the Term Loans under any Facility in the circumstances described in the last paragraph of Section 10.1.”
          5. Amendments to Section 7.6 of the Credit Agreement (Limitation on Restricted Payments). (a) Section 7.6(c) of the Credit Agreement is hereby amended by deleting the amount “$100,000” and substituting in lieu thereof the amount “$1,000,000.”
     (b) Section 7.6(e) of the Credit Agreement is hereby amended by deleting the date “July 1, 2007” and substituting in lieu thereof the date “July 1, 2006.”
          6. Amendment to Section 7.8 of the Credit Agreement (Limitation on Investments). Section 7.8 is hereby amended by (i) deleting the word “and” at the end of Section 7.8(f), (ii) deleting the period at the end of Section 7.8(g) and substituting in lieu thereof the word “; and” and (iii) inserting in the appropriate order the following new Section 7.8(h):

“(h) the Acquisition may be consummated on the Third Amendment Effective Date.”
          7. Amendment to Section 7 of the Credit Agreement (Negative Covenants). Section 7 of the Credit Agreement is hereby amended by inserting the following new Section 7.18 in the appropriate numerical order:
     “7.18 Limitation on Amendments to Acquisition Documentation, (a) Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the indemnities and licenses furnished to the Borrower or any of its Subsidiaries pursuant to the Acquisition Documentation such that after giving effect thereto such indemnities or licenses shall be materially less favorable to the interests of the Loan Parties or the Lenders with respect thereto or (b) otherwise amend, supplement or otherwise modify the terms and conditions of the Acquisition Documentation except to the extent that any such amendment, supplement or modification could not reasonably be expected to have a Material Adverse Effect.”
          8. Amendment to Section 10.1 of the Credit Agreement (Amendments and Waivers). Section 10.1 of the Credit Agreement is hereby amended by inserting immediately following the second sentence thereof the following:
“In addition to the amendments described above, and notwithstanding anything in this Section 10.1 to the contrary, any amendment to this Agreement or other Loan Documents to effectuate (i) the Incremental Facility or (ii) a Revolving Offered Increase Amount, may be effected as contemplated by Section 2.25 and Section 2.26, respectively.”
          9. Amendment to Schedule 1.1 A (Mortgaged Property) and Schedule 1.1B (Real Property) of the Credit Agreement. Schedules 1.1A and 1.1B of the Credit Agreement are hereby amended by adding the information on Annex I (the “New Mortgaged Properties”) hereto to each of such Schedules.
          10. Revolving Credit Commitment Increase. (a) Any additional bank, financial institution or other entity which the Borrower selects to offer participation in the increased Total Revolving Credit Commitments and which elects to become a party to the Amended Credit Agreement (as defined below) and obtain a Revolving Credit Commitment in an amount so offered and accepted by it shall execute a New Lender Supplement with the Borrower, the Administrative Agent, the Swing Line Lender and the Issuing Lenders, substantially in the form of Exhibit B (a “New Lender Supplement”), whereupon such bank, financial institution or other entity (herein called a “New Revolving Credit Lender”) shall become a Revolving Credit Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of the Amended Credit Agreement, provided that, the Revolving Credit Commitment of any such New Revolving Credit Lender shall be in an amount not less than $5,000,000.
          (b) Any Revolving Credit Lender that elects to increase its Revolving Credit Commitment shall execute a Revolving Credit Commitment Increase Supplement with the Borrower, the Administrative Agent, the Swing Line Lender and the Issuing Lenders,

substantially in the form of Exhibit C (a “Commitment Increase Supplement”), whereupon such Revolving Credit Lender shall be bound by and entitled to the benefits of the Amended Credit Agreement with respect to the full amount of its Revolving Credit Commitment as so increased.
          (c) Additional Revolving Credit Loans made on or after the Third Amendment Effective Date shall be made pro rata based on the Revolving Credit Percentages in effect on and after the Third Amendment Effective Date. In the event that on the Third Amendment Effective Date there is an unpaid principal amount of Base Rate Loans, the Borrower shall make prepayments thereof and borrowings of Base Rate Loans so that, after giving effect thereto, the Base Rate Loans outstanding are held pro rata based on such new Revolving Credit Percentages. In the event that on the Third Amendment Effective Date there is an unpaid principal amount of Eurodollar Loans, the Borrower shall make prepayments thereof and borrowings of Eurodollar Loans so that, after giving effect thereto, the Eurodollar Loans outstanding are held pro rata based on such new Revolving Percentages, together with any amounts payable pursuant to Section 2.19 of the Amended Credit Agreement, if any. The Lenders (which are Revolving Lenders under the Credit Agreement (prior to giving effect to this Amendment), the “Existing Credit Agreement”) hereby waive any requirements for notice of prepayment and minimum amounts of prepayments of Revolving Credit Loans (as defined in the Existing Credit Agreement) under the Existing Credit Agreement to the extent such notice or minimum amounts are required under the Existing Credit Agreement.
          (d) As of the Third Amendment Effective Date, the Total Revolving Credit Commitments shall be increased from $40,000,000 to $70,000,000.
          11. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Third Amendment Effective Date”) on which the following conditions have been satisfied:
     (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower.
     (b) Acknowledgment and Consent. The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Guarantor.
     (c) New Lender Supplements and Commitment Increase Supplements. The Administrative Agent shall have received (i) a New Lender Supplement, substantially in the form of Exhibit B to the Third Amendment, duly executed and delivered by each New Revolving Credit Lender, and (ii) a Commitment Increase Supplement, substantially in the form of Exhibit C to the Third Amendment duly executed and delivered by each Revolving Credit Lender increasing its Revolving Credit Commitment pursuant to Section 10(b), representing additional Revolving Credit Commitments in an aggregate amount equal to $30,000,000.
     (d) Lender Consent Letter. A Lender Consent Letter, substantially in the form of Exhibit D (a “Lender Consent Letter”), duly executed and delivered by the Required Lenders and the Required Prepayment Lenders (in each case, as defined in the Existing

EXECUTION VERSION
THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
          THIRD AMENDMENT, dated as of December 15, 2005 (this “Amendment”) to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 28, 2005 (as amended by the First Amendment, dated as of August 18, 2005, the Second Amendment, dated as of October 11, 2005, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).
WITNESSETH:
          WHEREAS, the Borrower intends to acquire (the “Acquisition”) certain assets pursuant to the Purchase and Sale Agreement, dated as of November 3, 2005 (the “Acquisition Agreement”), among BP Products North America, Inc., as seller, and Delek US Holdings, Inc., as purchaser, as amended, supplemented or otherwise modified from time to time in accordance with the Credit Agreement;
          WHEREAS, the Borrower has requested that the Revolving Credit Facility be increased by an amount equal to $30,000,000 to finance a portion of the consideration for the Acquisition and to pay related fees and expenses;
          WHEREAS, the Lenders have agreed to permit the amount of the Revolving Credit Facility to be increased on the terms and conditions set forth in this Amendment and the Credit Agreement;
          WHEREAS, the Borrower requested the Lenders make certain other amendments to the Credit Agreement on the terms and subject to the conditions set forth herein; and
          WHEREAS, the Lenders have agreed to make such amendments solely upon the terms and conditions provided for in this Amendment;
          NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
          1. Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. Amendment to Section 1.1 of the Credit Agreement (Defined Terms).
          (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Facility,” “Majority Facility Lenders,” “Revolving Credit Commitment,” “Term Loan Facility” and “Term Loan Lender,” in their respective entireties and substituting in lieu thereof the following in the appropriate alphabetical order:
          “Facility”: each of (a) the Term Loan Commitments and the Term Loans made thereunder (the “Term Loan Facility”), (b) the Revolving Credit Commitments and the extensions of credit made thereunder (the “Revolving Credit Facility”) and (c) the Incremental Loans made pursuant to Section 2.25, if any, (the “Incremental Facility”).
          “Majority Facility Lenders”: with respect to any Facility, the holders of more than 50% of (a) in the case of the Term Loan Facility, the aggregate unpaid principal amount of the Term Loans other than the Incremental Loans, (b) in the case of the Revolving Credit Facility, prior to any termination of the Revolving Credit Commitments, the Total Revolving Credit Commitments (or, if the Revolving Credit Commitments are no longer in effect, the Total Revolving Extensions of Credit then outstanding) and (c) in the case of the Incremental Loans, if any, the aggregate then unpaid principal amount of the Incremental Loans.
          “Revolving Credit Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Letters of Credit and Swing Line Loans, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Credit Commitment” opposite such Lender’s name on Schedule 1 to the Lender Addendum or New Lender Supplement delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof and of the Third Amendment. The aggregate amount of the Total Revolving Credit Commitments as of the Third Amendment Effective Date is $70,000,000.
          “Term Loan Facilities”: the collective reference to the Term Loan Facility and the Incremental Term Loan Facility.
          “Term Loan Lenders”: the collective reference to the Term Loan Lenders and the Incremental Lenders, if any.
          (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the percentage “30%” in clause (a) of the definition of “Change of Control” and substituting in lieu thereof the percentage “35%.”
          (c) Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of “Consolidated EBITDA” as follows

          (i) by deleting the word “and” at the end of paragraph (vii);
          (ii) by deleting the “.” at the end of paragraph (viii) and substituting in lieu thereof the following “; and”; and
          (iii) by adding the following new paragraph:
          “(ix) solely for the purpose of determining Consolidated EBITDA for the following periods, Consolidated EBITDA shall, without duplication, be increased as a result of the Acquisition by amounts deemed attributable to the assets acquired in the Acquisition: (w) for the four fiscal quarters ended December 31, 2005 by an amount equal to $5,100,000, (x) for the four fiscal quarters ended March 31, 2006 by an amount equal to $3,825,000, (y) for the four fiscal quarters ended June 30, 2006 by an amount equal to $2,550,000 and (z) for the four fiscal quarters ended September 30, 2006 by an amount equal to $1,275,000.”
          (d) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:
          “Acquisition”: as defined in the Third Amendment.
          “Acquisition Agreement”: as defined in the Third Amendment.
          “Acquisition Documentation”: collectively, the Acquisition Agreement and all schedules, exhibits, annexes and amendments thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith.
          “Initial Term Loans”: a collective reference to the Term Loans outstanding on the Effective Date.
          “Incremental Facility”: as defined in the definition of “Facility” in this Section 1.1.
          “Incremental Lenders”: as defined in Section 2.25.
          “Incremental Loans”: as defined in Section 2.25.
          “New Lender Supplement”: with respect to each bank, financial institution or other entity which shall become a Revolving Credit Lender hereunder pursuant to Section 10 of the Third Amendment.
          “New Revolving Credit Lender”: as defined in Section 2.26(b).
          “Remaining Dollar-Years”: with respect to any Term Loan at any date, the sum of the products obtained by multiplying (a) the amount of each remaining scheduled payment of principal by (b) the number of years (calculated to the nearest twelfth) which will elapse between such date and the making of such payment.

“Revolving Commitment Increase Notice”: as defined in Section 2.26(a).
          “Revolving Credit Increase Effective Date”: as defined in Section 2.26(f).
          “Revolving Offered Increase Amount”: as defined in Section 2.26(a).
          “Third Amendment”: the Third Amendment to this Agreement, dated as of December 15, 2005.
          “Third Amendment Effective Date”: the Third Amendment Effective Date as defined in Section 11 of the Third Amendment, which date is December 15, 2005.
          “Weighted Average Life to Maturity”: with respect to any Loan at any date, the number of years obtained by dividing the Remaining Dollar-Years of such Loan by the outstanding principal amount of such Loan.
          3. Amendment to Section 2 of the Credit Agreement. (a) Section 2 of the Credit Agreement is hereby further amended by inserting the following new Sections in the appropriate numerical order:
          “2.25 Incremental Loans. (a) At any time prior to the Revolving Credit Termination Date, the Borrower may, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), request the addition of up to two new tranches of term loans (the “Incremental Loans”). The Incremental Loans shall:
     (i) be in an aggregate principal amount up to $50,000,000 and be made in up to two drawings, provided that, each borrowing shall be a minimum amount of $20,000,000;
     (ii) unless otherwise provided in this Agreement, be Term Loans for all purposes hereunder (including for purposes of sharing of Collateral and guarantees under the Guarantee and Collateral Agreement and for the purposes of any optional or mandatory prepayment);
     (iii) have such pricing as may be agreed by the Borrower and the Lenders providing such Incremental Loans; provided that the applicable margin for the Incremental Loans shall not exceed the Applicable Margin then in effect for the Initial Term Loans plus 0.25%;
     (iv) have the same or longer Weighted Average Life to Maturity as the Initial Term Loans; and
     (v) have a final maturity date occurring not earlier than the date which, on the date the Incremental Loans are made, is the scheduled final maturity date of the Initial Term Loans;

and shall otherwise have the same terms as the Term Loans (and, unless otherwise noted in this Agreement, references to Term Loans shall be deemed as the context requires to include references to the Incremental Loans). The Borrower shall have the right to arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an “Incremental Lender”) to extend commitments to provide Incremental Loans in an aggregate amount equal to the amount, if any, by which the commitments by the Lenders to provide such Incremental Loans are less than the amount thereof requested by the Borrower, provided that, each Incremental Lender shall be subject to the approval of the Borrower and the Administrative Agent (which approval shall not be unreasonably withheld). No Lender shall have any obligation to make an Incremental Loan unless and until it commits to do so. Commitments in respect of Incremental Loans shall become Commitments under this Agreement pursuant to an amendment to this Agreement executed by each of the Borrower, each Lender agreeing to provide such Commitment, each Incremental Lender, if any, and the Administrative Agent, and such amendments to the other Loan Documents (executed by the relevant Loan Party and the Administrative Agent only) as the Borrower and the Administrative Agent shall reasonably deem appropriate to effect such purpose. For the avoidance of doubt, no amendment executed for the purpose of making Commitments in respect of Incremental Loans Commitments under this Agreement, shall require, as a condition to its effectiveness, the signature of any Lender that is not obligated to make an Incremental Loan under such amendment. The effectiveness of such amendment shall be subject to the satisfaction on the date thereof and, if different, on the date on which the Incremental Loans are made, of each of the conditions set forth in paragraphs (a) and (b) of Section 5.2.
          (b) Notwithstanding anything to the contrary contained in this Agreement, (i) the Borrower may not make more than two requests pursuant to Section 2.25 or pursuant to Section 2.26, provided that, it is understood and agreed that the Borrower may, at its sole option, make one request pursuant to each of Section 2.25 and Section 2.26 and (ii) the aggregate amount of Incremental Loans requested by the Borrower pursuant to this Section 2.25 plus the aggregate amount of increases of the Revolving Credit Commitments pursuant to this Section 2.26 shall not exceed $50,000,000.
          2.26 Increases in Revolving Credit Commitments. (a) At any time prior to the Revolving Credit Termination Date, so long as no Default or Event of Default has occurred and is continuing, the Borrower may, by notice to the Administrative Agent (a “Revolving Commitment Increase Notice”), which notice shall promptly be copied to each Lender, request an increase in the Total Revolving Credit Commitments in an aggregate principal amount up to $50,000,000 (the “Revolving Offered Increase Amount”), provided that each such Revolving Offered Increase Amount shall be in a minimum amount of not less than $10,000,000. The Borrower may, at its election, (i) offer one or more of the Revolving Credit Lenders the opportunity to provide all or a portion of any Revolving Offered Increase Amount pursuant to subparagraph (c) below and/or (ii) with the consent of the Swing Line Lender, each Issuing Lender and the Administrative Agent (which consent shall not be unreasonably withheld), offer one or more additional banks, financial institutions or other entities the opportunity to provide all or a portion of such Revolving Offered Increase Amount pursuant to subparagraph (b)

below. Each Revolving Commitment Increase Notice shall specify which Revolving Credit Lenders and/or banks, financial institutions or other entities the Borrower desires to provide such Revolving Offered Increase Amount. The Borrower or, if requested by the Borrower, the Administrative Agent will notify such Revolving Credit Lenders, and/or banks, financial institutions or other entities.
     (b) Any additional bank, financial institution or other entity that the Borrower selects to offer participation in any increased Total Revolving Credit Commitments and that elects to become a party to this Agreement and provide a Revolving Credit Commitment in an amount so offered and accepted by it pursuant to clause (ii) of Section 2.26(a) shall execute a New Lender Supplement with the Borrower, the Swing Line Lender, each Issuing Lender and the Administrative Agent, substantially in the form of Exhibit B to the Third Amendment (a “New Lender Supplement”), whereupon such bank, financial institution or other entity (herein called a “New Revolving Credit Lender”) shall become a Revolving Credit Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, provided that the Revolving Credit Commitment of any such New Revolving Credit Lender shall be in an amount not less than $5,000,000.
     (c) Any Revolving Credit Lender that accepts an offer to it by the Borrower to increase its Revolving Credit Commitment pursuant to clause (i) of Section 2.26(a) shall, in each case, execute a “Commitment Increase Supplement” with the Borrower, the Swing Line Lender, each Issuing Lender and the Administrative Agent, substantially in the form of Exhibit C to the Third Amendment, whereupon such Revolving Credit Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Revolving Credit Commitment as so increased.
     (d) On any Revolving Credit Increase Effective Date, (i) each bank, financial institution or other entity that is a New Revolving Credit Lender pursuant Section 2.26(b) or any Revolving Credit Lender that has increased its Revolving Credit Commitment pursuant to Section 2.26(c) shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other relevant Revolving Credit Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other relevant Revolving Credit Lenders, each Revolving Credit Lender’s portion of the outstanding Revolving Credit Loans of all the Lenders to equal its Revolving Credit Percentage of such Revolving Credit Loans and (ii) the Borrower shall be deemed to have repaid and reborrowed all outstanding Revolving Credit Loans of all the Revolving Credit Lenders to equal its Revolving Credit Percentage of such outstanding Revolving Credit Loans as of the date of any increase in the Revolving Credit Commitments (with such reborrowing to consist of the Types of Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower in accordance with the requirements of Section 2.5). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence in respect of each Eurodollar Loan shall be subject to indemnification by the Borrower pursuant to the provisions of Section 2.19 if the deemed payment occurs other than on the last day of the related Interest Periods.
     (e) Notwithstanding anything to the contrary in this Section 2.26, (i) in no event shall any transaction effected pursuant to this Section 2.26 cause the sum of Total Revolving Credit Commitments and outstanding Term Loans to exceed $285,000,000, (ii) subject to Section 2.25(b), in no event may the Borrower deliver more than two Revolving Commitment Increase Notices, (iii) subject to Section 2.25(b), in no event shall there be more than two Revolving Credit Increase Effective Dates and (iv) no Lender shall have any obligation to increase its Revolving Credit Commitment unless it agrees to do so in its sole discretion.
     (f) The increase in the Revolving Credit provided pursuant to this Section 2.26 shall be effective on the date (the “Revolving Credit Increase Effective Date”) the Administrative Agent, for the benefit of the Lenders receives (i) a legal opinion of counsel to the Borrower covering such matters as are customary for transactions of this type and such other matters as may be reasonably requested by the Administrative Agent and (ii) certified copies of resolutions of the Borrower authorizing such Revolving Offered Increase Amount.”
          4. Amendment to Section 2.16 of the Credit Agreement (Pro Rata Treatment and Payments). Section 2.16(b) of the Credit Agreement is hereby amended by inserting the following new sentence at the beginning thereof:
“Each mandatory prepayment required by Section 2.10 to be applied to Term Loans shall be allocated among the Term Loan Facilities pro rata according to the respective outstanding principal amounts of Term Loans under such Facilities. Each optional prepayment in respect of the Term Loans shall be allocated among the Term Loan Facilities pro rata according to the respective outstanding principal amounts of Term Loans under such Facilities, except in the case of the prepayment and replacement of the Term Loans under any Facility in the circumstances described in the last paragraph of Section 10.1.”
          5. Amendments to Section 7.6 of the Credit Agreement (Limitation on Restricted Payments). (a) Section 7.6(c) of the Credit Agreement is hereby amended by deleting the amount “$100,000” and substituting in lieu thereof the amount “$1,000,000.”
     (b) Section 7.6(e) of the Credit Agreement is hereby amended by deleting the date “July 1, 2007” and substituting in lieu thereof the date “July 1, 2006.”
          6. Amendment to Section 7.8 of the Credit Agreement (Limitation on Investments). Section 7.8 is hereby amended by (i) deleting the word “and” at the end of Section 7.8(f), (ii) deleting the period at the end of Section 7.8(g) and substituting in lieu thereof the word “; and” and (iii) inserting in the appropriate order the following new Section 7.8(h):

“(h) the Acquisition may be consummated on the Third Amendment Effective Date.”
          7. Amendment to Section 7 of the Credit Agreement (Negative Covenants). Section 7 of the Credit Agreement is hereby amended by inserting the following new Section 7.18 in the appropriate numerical order:
     “7.18 Limitation on Amendments to Acquisition Documentation, (a) Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the indemnities and licenses furnished to the Borrower or any of its Subsidiaries pursuant to the Acquisition Documentation such that after giving effect thereto such indemnities or licenses shall be materially less favorable to the interests of the Loan Parties or the Lenders with respect thereto or (b) otherwise amend, supplement or otherwise modify the terms and conditions of the Acquisition Documentation except to the extent that any such amendment, supplement or modification could not reasonably be expected to have a Material Adverse Effect.”
          8. Amendment to Section 10.1 of the Credit Agreement (Amendments and Waivers). Section 10.1 of the Credit Agreement is hereby amended by inserting immediately following the second sentence thereof the following:
“In addition to the amendments described above, and notwithstanding anything in this Section 10.1 to the contrary, any amendment to this Agreement or other Loan Documents to effectuate (i) the Incremental Facility or (ii) a Revolving Offered Increase Amount, may be effected as contemplated by Section 2.25 and Section 2.26, respectively.”
          9. Amendment to Schedule 1.1 A (Mortgaged Property) and Schedule 1.1B (Real Property) of the Credit Agreement. Schedules 1.1A and 1.1B of the Credit Agreement are hereby amended by adding the information on Annex I (the “New Mortgaged Properties”) hereto to each of such Schedules.
          10. Revolving Credit Commitment Increase. (a) Any additional bank, financial institution or other entity which the Borrower selects to offer participation in the increased Total Revolving Credit Commitments and which elects to become a party to the Amended Credit Agreement (as defined below) and obtain a Revolving Credit Commitment in an amount so offered and accepted by it shall execute a New Lender Supplement with the Borrower, the Administrative Agent, the Swing Line Lender and the Issuing Lenders, substantially in the form of Exhibit B (a “New Lender Supplement”), whereupon such bank, financial institution or other entity (herein called a “New Revolving Credit Lender”) shall become a Revolving Credit Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of the Amended Credit Agreement, provided that, the Revolving Credit Commitment of any such New Revolving Credit Lender shall be in an amount not less than $5,000,000.
          (b) Any Revolving Credit Lender that elects to increase its Revolving Credit Commitment shall execute a Revolving Credit Commitment Increase Supplement with the Borrower, the Administrative Agent, the Swing Line Lender and the Issuing Lenders,

substantially in the form of Exhibit C (a “Commitment Increase Supplement”), whereupon such Revolving Credit Lender shall be bound by and entitled to the benefits of the Amended Credit Agreement with respect to the full amount of its Revolving Credit Commitment as so increased.
          (c) Additional Revolving Credit Loans made on or after the Third Amendment Effective Date shall be made pro rata based on the Revolving Credit Percentages in effect on and after the Third Amendment Effective Date. In the event that on the Third Amendment Effective Date there is an unpaid principal amount of Base Rate Loans, the Borrower shall make prepayments thereof and borrowings of Base Rate Loans so that, after giving effect thereto, the Base Rate Loans outstanding are held pro rata based on such new Revolving Credit Percentages. In the event that on the Third Amendment Effective Date there is an unpaid principal amount of Eurodollar Loans, the Borrower shall make prepayments thereof and borrowings of Eurodollar Loans so that, after giving effect thereto, the Eurodollar Loans outstanding are held pro rata based on such new Revolving Percentages, together with any amounts payable pursuant to Section 2.19 of the Amended Credit Agreement, if any. The Lenders (which are Revolving Lenders under the Credit Agreement (prior to giving effect to this Amendment), the “Existing Credit Agreement”) hereby waive any requirements for notice of prepayment and minimum amounts of prepayments of Revolving Credit Loans (as defined in the Existing Credit Agreement) under the Existing Credit Agreement to the extent such notice or minimum amounts are required under the Existing Credit Agreement.
          (d) As of the Third Amendment Effective Date, the Total Revolving Credit Commitments shall be increased from $40,000,000 to $70,000,000.
          11. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Third Amendment Effective Date”) on which the following conditions have been satisfied:
     (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower.
     (b) Acknowledgment and Consent. The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Guarantor.
     (c) New Lender Supplements and Commitment Increase Supplements. The Administrative Agent shall have received (i) a New Lender Supplement, substantially in the form of Exhibit B to the Third Amendment, duly executed and delivered by each New Revolving Credit Lender, and (ii) a Commitment Increase Supplement, substantially in the form of Exhibit C to the Third Amendment duly executed and delivered by each Revolving Credit Lender increasing its Revolving Credit Commitment pursuant to Section 10(b), representing additional Revolving Credit Commitments in an aggregate amount equal to $30,000,000.
     (d) Lender Consent Letter. A Lender Consent Letter, substantially in the form of Exhibit D (a “Lender Consent Letter”), duly executed and delivered by the Required Lenders and the Required Prepayment Lenders (in each case, as defined in the Existing

Credit Agreement) (it being agreed that the execution of a Commitment Increase Supplement shall be deemed to constitute the delivery of a Lender Consent Letter by a Lender, in its capacity as a Lender under the Existing Credit Agreement).
     (e) Amendment Fee. The Administrative Agent shall have received an amendment fee for the account of each Lender that executes and delivers to the Administrative Agent a Lender Consent Letter at or prior to 5:00 P.M., New York City time, on December 15, 2005, in an amount equal to 0.10% of the Aggregate Exposure of such Lender.
     (f) Acquisition, etc. The following transactions shall have been consummated substantially contemporaneously, in each case on terms and conditions reasonably satisfactory to the Lenders:
     (i) the Borrower shall have received a cash equity contribution from Holdings in an amount equal to at least $7,500,000; and
     (ii) the Acquisition shall have been consummated as set forth in the Acquisition Agreement, and no provision thereof shall have been waived, amended, supplemented or otherwise modified in a manner that would reasonably be expected to be materially adverse to the Lenders without the prior written consent of the Lenders.
     (g) Related Agreements. The Administrative Agent shall have received (in a form reasonably satisfactory to the Administrative Agent), true and correct copies, certified as to authenticity by the Borrower, of (i) the Acquisition Agreement and (ii) such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Loan Parties may be a party.
     (h) Mortgages. The Administrative Agent shall have received (i) a Mortgage covering each of the New Mortgaged Properties and (ii) with respect to each of the Mortgages in effect on the Third Amendment Effective Date, a mortgage amendment (each, a “Mortgage Amendment”), substantially in the form of Exhibit E (with such changes thereto as shall be advisable or required under the law of the jurisdiction in which such Mortgage Amendment is to be recorded, as the Administrative Agent on or before the Third Amendment Effective Date shall reasonably determine is necessary to maintain the priority of the first mortgage Lien encumbering the relevant Mortgaged Property), executed and delivered by a duly authorized officer of the relevant Loan Party.
     (i) Title Insurance; Flood Insurance. (i) If requested by the Administrative Agent, the Administrative Agent shall have received, and the title insurance company issuing the policy referred to in clause (ii) below (the “Title Insurance Company”) shall have received, maps or plats of an as-built survey of the sites of the New Mortgaged Properties, dated a date reasonably satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Administrative Agent and the Title Insurance

Credit Agreement) (it being agreed that the execution of a Commitment Increase Supplement shall be deemed to constitute the delivery of a Lender Consent Letter by a Lender, in its capacity as a Lender under the Existing Credit Agreement).
     (e) Amendment Fee. The Administrative Agent shall have received an amendment fee for the account of each Lender that executes and delivers to the Administrative Agent a Lender Consent Letter at or prior to 5:00 P.M., New York City time, on December 15, 2005, in an amount equal to 0.10% of the Aggregate Exposure of such Lender.
     (f) Acquisition, etc. The following transactions shall have been consummated substantially contemporaneously, in each case on terms and conditions reasonably satisfactory to the Lenders:
     (i) the Borrower shall have received a cash equity contribution from Holdings in an amount equal to at least $7,500,000; and
     (ii) the Acquisition shall have been consummated as set forth in the Acquisition Agreement, and no provision thereof shall have been waived, amended, supplemented or otherwise modified in a manner that would reasonably be expected to be materially adverse to the Lenders without the prior written consent of the Lenders.
     (g) Related Agreements. The Administrative Agent shall have received (in a form reasonably satisfactory to the Administrative Agent), true and correct copies, certified as to authenticity by the Borrower, of (i) the Acquisition Agreement and (ii) such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Loan Parties may be a party.
     (h) Mortgages. The Administrative Agent shall have received (i) a Mortgage covering each of the New Mortgaged Properties and (ii) with respect to each of the Mortgages in effect on the Third Amendment Effective Date, a mortgage amendment (each, a “Mortgage Amendment”), substantially in the form of Exhibit E (with such changes thereto as shall be advisable or required under the law of the jurisdiction in which such Mortgage Amendment is to be recorded, as the Administrative Agent on or before the Third Amendment Effective Date shall reasonably determine is necessary to maintain the priority of the first mortgage Lien encumbering the relevant Mortgaged Property), executed and delivered by a duly authorized officer of the relevant Loan Party.
     (i) Title Insurance; Flood Insurance. (i) If requested by the Administrative Agent, the Administrative Agent shall have received, and the title insurance company issuing the policy referred to in clause (ii) below (the “Title Insurance Company”) shall have received, maps or plats of an as-built survey of the sites of the New Mortgaged Properties, dated a date reasonably satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Administrative Agent and the Title Insurance

Company, which maps or plats and the surveys on which they are based shall be in form and substance reasonably satisfactory to the Administrative Agent and the Title Insurance Company and which shall in any event be sufficient to enable the Title Insurance Company to issue the title policies referred to below without the standard survey exception and include therein all survey dependant endorsements reasonably requested by the Administrative Agent.
     (ii) The Administrative Agent shall have received in respect of each New Mortgaged Property a mortgagee’s title insurance policy (or policies) or marked up unconditional binder for such insurance. Each such policy shall (A) be in an amount satisfactory to the Administrative Agent; (B) be issued at ordinary rates; (C) insure that the Mortgage insured thereby creates a valid first Lien on such New Mortgaged Property free and clear of all defects and encumbrances, except as disclosed therein and are determined by the Administrative Agent to be acceptable; (D) name the Administrative Agent for the benefit of the Secured Parties as the insured thereunder; (E) be in the form of ALTA Loan Policy — 1970 (Amended 10/17/70 and 10/17/84) (or equivalent policies); (F) contain such endorsements and affirmative coverage as the Administrative Agent may reasonably request and (G) be issued by title companies satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Administrative Agent). The Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of each such policy, all charges for mortgage recording tax, and all related expenses, if any, have been paid.
     (iii) The Administrative Agent shall have received (A) a policy of flood insurance that (1) covers any parcel of improved real property that is encumbered by any Mortgage to the extent the applicable New Mortgaged Property is located in an area designated as a special flood zone hazard by the Secretary of Housing and Urban Development, (2) is written in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage that is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, whichever is less, and (3) has a term ending not later than the maturity of the indebtedness secured by such Mortgage or that may be extended to such maturity date and (B) confirmation that the Borrowers have received the notice required pursuant to Section 208(e)(3) of Regulation H of the Board.
     (iv) The Administrative Agent shall have received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in clause (ii) above and a copy of all other material documents affecting the New Mortgaged Properties.
     (j) Appraisals; Leasehold Property Requirements. The Administrative Agent shall have received a satisfactory appraisal of all fee owned and leasehold properties from a firm reasonably satisfactory to the Administrative Agent for each New Mortgaged

Property on the Third Amendment Effective Date, provided that, with respect to such New Mortgaged Property consisting of leasehold interests, (A) the Borrower has delivered on or prior to the Third Amendment Effective Date a related lease in recordable form (or a memorandum thereof in recordable form) (unless under applicable law such recorded instrument is not necessary in order for the Administrative Agent to have a perfected Lien on the applicable New Mortgaged Property), (B) the applicable landlord executes and delivers an agreement substantially the form attached as Exhibit D-4 to the Credit Agreement, with such changes thereto as may be reasonably approved by the Administrative Agent, and (C) a recent survey of the related leased real property conforming to Section 11(i) (i), reasonably satisfactory to the Administrative Agent (subject, in the case of surveys, to exceptions consented to by the Administrative Agent in its sole discretion).
     (k) Environmental Matters. The Lenders shall have received a satisfactory environmental review with respect to the New Mortgaged Properties specified on Annex I.
     (l) Fees, etc. The Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Third Amendment Effective Date. All such amounts will be paid with proceeds of Revolving Credit Loans made on the Third Amendment Effective Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Third Amendment Effective Date.
     (m) Resolutions, etc. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with this Amendment shall be reasonably satisfactory in form and substance to Administrative Agent and its counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.
     (n) Borrower Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated the Third Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.
     (o) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

(i) the legal opinion of Fulbright & Jaworski L.L.P., counsel to the Loan Parties, substantially in the form of Exhibit F; and
     (ii) the legal opinion of local counsel in each of Alabama, Arkansas, Tennessee, Mississippi, Louisiana and Virginia.
Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment as the Administrative Agent may reasonably require and shall be addressed to the Administrative Agent and the Lenders.
     (p) Consents, Approvals, etc. All material governmental and third party approvals necessary in connection with the increase in the Revolving Credit Facility, the Acquisition, the continuing operations of the Loan Parties and the other transactions contemplated hereby shall have been obtained and be in full force and effect.
          12. Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
     (a) Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and the Acknowledgment and Consent (the “Amendment Documents”) to which it is a party and, in the case of the Borrower, to consummate the Acquisition and to borrow under the Credit Agreement as amended hereby. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Amendment Documents to which it is a party and, in the case of the Borrower, to consummate the Acquisition and to authorize the borrowings on the terms and conditions of the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the consummation of the Acquisition, the Amendment Documents, the borrowings under the Amended Credit Agreement or the execution, delivery, performance, validity or enforceability of this Amendment or the Acknowledgment and Consent, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.19 of the Credit Agreement. Each Amendment Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. Each Amendment Document and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
     (b) The execution, delivery and performance of the Amendment Documents, the borrowings under the Amended Credit Agreement, the consummation of the Acquisition and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).
     (c) Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).
     (d) The Borrower and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Loan Parties on or before the Third Amendment Effective Date.
     (e) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.
          13. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
          14. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.
          15. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          16. Miscellaneous. (a) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and the Lender Consent Letters signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

(b) The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MAPCO EXPRESS, INC.
By:	/s/ Uzi Yemin
	Name:	Uzi Yemin
	Title:	President

By:	/s/ Edward Morgan
	Name:	Edward Morgan
	Title:	CFO

LEHMAN COMMERCIAL PAPER INC., as

Administrative Agent
By:	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Authorized Signatory

ACKNOWLEDGEMENT AND CONSENT
          Reference is made to the Third Amendment, dated as of December [__], 2005 (the “Third Amendment”), to the Amended and Restated Credit Agreement, dated as of April 28, 2005 (as amended by the First Amendment, dated as of August 18, 2005, the Second Amendment, dated as of October 11, 2005, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”) and (ii) the Guarantee and Collateral Agreement, dated as of April 28, 2005 (as amended, supplemented or otherwise modified in writing from time to time, the “Guarantee and Collateral Agreement”), made by each of the signatories thereto (together with any other entity that may become a party thereto as provided therein, the “Grantors”), in favor of the Administrative Agent for the benefit of the Secured Parties. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          Each of the undersigned parties to the Guarantee and Collateral Agreement and the other Security Documents hereby (a) consents to the transactions contemplated by the Third Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Third Amendment.
          THIS ACKNOWLEDGEMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of December [__], 2005.

DELEK US HOLDINGS, INC.
By:	/s/ [ILLEGIBLE]
Title:

By:	/s/ [ILLEGIBLE]
Title:

MAPCO EXPRESS, INC.
By:	/s/ [ILLEGIBLE]
Title:

By:	/s/ [ILLEGIBLE]
Title:

GASOLINE ASSOCIATED SERVICES, INC.
By:	/s/ [ILLEGIBLE]
Title:

By:	/s/ [ILLEGIBLE]
Title:

LIBERTY WHOLESALE CO., INC.
By:	/s/ [ILLEGIBLE]
Title:

By:	/s/ [ILLEGIBLE]
Title:

Signature Page to Acknowledgment and Consent

WILLIAMSON OIL CO., INC.
By:	/s/ [ILLEGIBLE]
Title:

By:	/s/ [ILLEGIBLE]
Title:

Signature Page to Acknowledgment and Consent

FORM OF
REVOLVING CREDIT COMMITMENT INCREASE SUPPLEMENT
          SUPPLEMENT, dated December                     , 2005 to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 28, 2005 (as amended by the First Amendment, dated as of August 18, 2005, the Second Amendment, dated as of October 11, 2005, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”) and as Swing Line Lender.
W I T N E S S E T H :
          WHEREAS, the Borrower has requested that the Total Revolving Credit Commitments be increased by $30,000,000 to $70,000,000 pursuant to the Third Amendment to the Credit Agreement, dated as of the date hereof (the “Third Amendment”);
          WHEREAS, pursuant to the provisions of Section 10(b) of the Third Amendment, the undersigned may increase the amount of its Revolving Credit Commitment in accordance with the terms thereof by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and
          WHEREAS, the undersigned now desires to increase the amount of its Revolving Credit Commitment under the Credit Agreement;
          NOW THEREFORE, the undersigned hereby agrees as follows:
          1. Subject to the terms and conditions of the Credit Agreement, that on the date this Supplement is accepted by the Borrower and the Administrative Agent it shall have its Revolving Credit Commitment increased by $                    , thereby making the amount of its Revolving Credit Commitment $                    .
          2. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF LENDER]
By:
Name:
Title:

Signature Page to Revolving Credit Commitment Increase Supplement

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent and Swing Line Lender
By:
Name:
Title:

Signature Page to Revolving Credit Commitment Increase Supplement

BANK LEUMI USA, as Issuing Lender
By:
Name:
Title:

,
as Issuing Lender

By:
Name:
Title:

Signature Page to Revolving Credit Commitment Increase Supplement

Accepted this day of December, 2005. MAPCO EXPRESS, INC.
By:	/s/ [ILLEGIBLE]
Name:
Title:

By:	/s/ [ILLEGIBLE]
Name:
Title:

Signature Page to Revolving Credit Commitment Increase Supplement

Prepared by and after recording please return to:
Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Attention: David A. Viklund, Esq.
Telephone No.: 212-504-6000
AMENDMENT NO. 1 TO DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF LEASES AND RENTS,
AND FIXTURE FILING
between
MAPCO EXPRESS, INC., Grantor,
and
LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent, Beneficiary
Dated as of December 15, 2005

AMENDMENT NO. 1 TO DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING
     THIS AMENDMENT NO. 1 TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING (this “Amendment”) is made as of the 15th day of December 2005 between MAPCO EXPRESS, INC., whose address is 830 Crescent Centre Drive, Suite 300, Franklin, Tennessee 37067 (the “Grantor”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent under the Credit Agreement referred to below, whose address is 745 Seventh Avenue, New York, New York 10019 (in such capacity, the “Beneficiary”).
W I T N E S S E T H:
     WHEREAS, Grantor executed and delivered to the Trustee for the benefit of Beneficiary that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing dated as of April 28, 2005 (the “Original Deed of Trust”), which Deed of Trust was recorded in the county and assigned the recording number listed on Schedule I hereto;
     WHEREAS, the Deed of Trust was issued by Grantor as collateral to secure the obligations of Grantor and Mapco Family Centers, Inc. (which merged with and into the Grantor), as borrowers (collectively, “Borrowers”), under that certain Amended and Restated Credit Agreement, dated as of April 28, 2005 (the “Original Credit Agreement”) by and among Borrowers, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Lehman Brothers Inc., as arranger, Suntrust Bank, as syndication agent, Bank Leumi USA, as co-administrative agent and Beneficiary, as administrative agent;
     WHEREAS, pursuant to the terms of the Credit Agreement, Lenders agreed to make certain term and revolving credit loans in a maximum principal amount outstanding at any time of up to $205,000,000;
     WHEREAS, the Original Credit Agreement was amended by First Amendment to Amended and Restated Credit Agreement dated as of August 18, 2005 among each of the parties to the Original Credit Agreement (the “First Amendment”);
     WHEREAS, the Original Credit Agreement, as amended by the First Amendment, was further amended by the parties to the Original Credit Agreement by Second Amendment to Amended and Restated Credit Agreement dated as of October 11, 2005 (the “Second Amendment”);
     WHEREAS, the parties to the Original Credit Agreement have agreed to further amend the Original Credit Agreement, as amended by the First Amendment and the Second Amendment, by Third Amendment to Amended and Restated Credit Agreement dated as of December 15, 2005 (the Original Credit Agreement, as so amended by the First Amendment, the Second Amendment and the Third Amendment, collectively, the “Credit Agreement”) pursuant to which, inter alia, the maximum principal amount of the loans outstanding at any time made pursuant to the Credit Agreement has been increased from $205,000,000 to $285,000,000, which amount will be advanced from time to time in accordance with the terms and conditions set forth in the Credit Agreement;
     WHEREAS, in connection with the amendments described in the foregoing recitals, Grantor and Beneficiary have agreed to modify the Original Deed of Trust;
     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to modify the Original Deed of Trust as follows:
1. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Original Deed of Trust. All references in the Original Deed of Trust and in this Amendment to (i) the “Deed of Trust” shall mean the Original Deed of Trust as modified and amended by this Amendment and (ii) the “Credit Agreement” shall mean the Original Credit Agreement, as amended by the First Amendment, Second Amendment, and Third Amendment thereto, as the same may be amended, supplemented or otherwise modified from time to time.
2. Maximum Principal Amount Secured. The maximum principal indebtedness secured by the Deed of Trust is hereby modified and amended to increase from $205,000,000 to $285,000,000 plus accrued unpaid interest and costs.
3. Intentionally Omitted.
4. No Further Modification. Except as modified hereby, the terms and conditions of the Original Deed of Trust remain unchanged and in full force and effect and are hereby ratified and confirmed. The Grantor hereby confirms that it has no defenses or offsets with respect to its obligations under the Deed of Trust, as modified hereby. This Amendment is not a novation of the Deed of Trust or

3

Credit Agreement, is not a new obligation and is not intended to in any manner impair the lien or affect the validity of the Deed of Trust.
5. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute the same instrument.
[END OF DOCUMENT — SIGNATURE PAGES FOLLOW]

4

          IN WITNESS WHEREOF, this instrument has been executed by the parties hereto as of the day first set forth above.

MAPCO EXPRESS, INC.
By:	/s/ Uzi Yemin
	Name:	Uzi Yemin
	Title:	President

By:	/s/ Edward Morgan
	Name:	Edward Morgan
	Title:	Vice President

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:	/s/ V. Paul Arzouian
	Name:	V. Paul Arzouian
	Title:	Authorized Signatory

STATE OF TN
COUNTY OF Williamson
Personally appeared, before me, the undersigned authority in and for the said county and state, on this 8 day of December, 2005, within my jurisdiction, the within named Uzi Yemin, who acknowledged that (he)(she) is President of Mapco Express, Inc., a Delaware corporation, and that for and on behalf of the said corporation, and as its act and deed (he)(she) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

[ILLEGIBLE]
NOTARY PUBLIC

My commission expires: 7/26/09
(Affix official seal, if applicable)
[SEAL]

STATE OF TN
COUNTY OF Williamson
Personally appeared, before me, the undersigned authority in and for the said county and state, on this 8 day of December, 2005, within my jurisdiction, the within named Edward Morgan, who acknowledged that (he)(she) is Vice President of Mapco Express, Inc., a Delaware corporation, and that for and on behalf of the said corporation, and as its act and deed (he)(she) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

[ILLEGIBLE]
NOTARY PUBLIC

My commission expires: 7/26/09
(Affix official seal, if applicable)
[SEAL]

STATE OF NEW YORK
COUNTY OF NEW YORK
Personally appeared, before me, the undersigned authority in and for the said county and state, on this 15th day of December, 2005, within my jurisdiction, the within named V. Paul Arzouian, who acknowledged that (he)(she) is an authorized signatory of LEHMAN COMMERCIAL PAPER INC., a corporation, and that for and on behalf of the said corporation, and as its act and deed (he)(she) executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

[ILLEGIBLE]
NOTARY PUBLIC

My commission expires: March 3, 2007	Damien M. Stein
Notary Public, State of New York
No. 02ST6088103
Qualified in Queens County
(Affix official seal, if applicable)	Commission Expires March 3, 2007

Schedule I
Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing dated as of April 28, 2005, recorded on as Instrument No.                              Page               in

Fulbright & Jaworski l.l.p.
A Registered Limited Liability Partnership
666 Fifth Avenue, 31st Floor
New York, New York 10103-3198
www.fulbright.com

telephone: (212) 318-3000	facsimile: (212) 318-3400
December 15, 2005
Lehman Commercial Paper Inc.,
as Administrative Agent
and
Each of the Lenders party to the
Credit Agreement referred to below:
     We have acted as special counsel to MAPCO Express, Inc., a Delaware corporation (the “Borrower”), Delek US Holdings, Inc., a Delaware corporation (“Holdings”), and each of the entities listed on Annex A attached hereto (together with the Borrower and Holdings, each a “Loan Party” and collectively the “Loan Parties”), in connection with the Third Amendment (the “Third Amendment”) to the Amended and Restated Credit Agreement, dated as of April 28, 2005 (such agreement, excluding the schedules and exhibits thereto and as amended by the First Amendment, dated as of August 18, 2005, the Second Amendment, dated as of October 11, 2005, and the Third Amendment, the “Credit Agreement”), among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Lehman Brothers Inc., as advisor, sole lead arranger and sole bookrunner, SunTrust Bank, as syndication agent, Bank Leumi USA, as co-administrative agent, and Lehman Commercial Paper Inc., as administrative agent (in such capacity, the “Administrative Agent”), and the other Transaction Documents (as defined below).
     In such capacity, we have been asked to render certain opinions in connection with the Third Amendment. All capitalized terms used, but not otherwise defined herein, shall have the respective meanings set forth in the Credit Agreement. In arriving at the opinions expressed below, we have examined and relied on the originals, or copies certified or otherwise identified to our satisfaction, of each of the following (each of which, other than the Supplements (as defined below) is dated on or as of the date hereof):
(1)	the Third Amendment;

(2)	the Acknowledgment and Consent executed by each of the Loan Parties (the “Acknowledgement and Consent”);

(3)	the Revolving Credit Commitment Increase Supplements, executed by the Borrower and each Lender increasing its Revolving Credit Commitment dated as of the dates stated thereon (collectively, the “Supplements”).

(4)	the Mortgage Amendments executed by the Borrower and, as applicable, the Administrative Agent in connection with each relevant Mortgaged Property
Houston • New York • Washington DC • Austin • Dallas • Los Angeles • Minneapolis • San Antonio • Hong Kong • London • Munich

Lehman Commercial Paper Inc., as Administrative Agent
The Lenders Party to the Credit Agreement
December 15, 2005

(collectively, the “Mortgage Amendments”); and

(5)	the Mortgages executed by the Borrower and the relevant trustee in connection with each relevant New Mortgaged Property (collectively, the “Deeds of Trust” and together with the Mortgage Amendments, the “Real Property Documents”).
     The documents listed in items (1) through (3) above are hereinafter referred to collectively as the “Loan Documents.” The documents listed in items (1) through (5) above are hereinafter referred to collectively as the “Transaction Documents.”
     As to certain questions of fact relevant to the opinions expressed below, we have relied upon statements and certificates of representatives of the Borrower and the other Loan Parties, and of public officials and upon representations and warranties made in the Transaction Documents (other than those which are expressed herein as our opinions). We have examined such certificates of public officials and such other persons referred to herein, and we have made no effort to verify independently the facts set forth in such certificates and in the Transaction Documents; however, nothing has come to our knowledge that contradicts any such facts. We have also assumed the due execution and delivery by you, pursuant to due authorization by you, of the Transaction Documents to which you are a party, and the enforceability against you of the Transaction Documents to which you are a party or a beneficiary.
     In rendering the following opinions, we have assumed (i) the genuineness of all signatures on the documents reviewed by us, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity to the originals of all documents submitted to us as copies, (iv) that each party to the Transaction Documents other than the Loan Parties (A) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (B) has full power, authority, and legal right to execute, deliver, and perform its obligations under the Transaction Documents to which it is a party, (C) has duly authorized by all requisite action its execution, delivery, and performance thereof, and (D) pursuant to such authority, has duly executed and delivered such Transaction Documents by its duly authorized officers, (v) the legal capacity of all natural persons executing the Transaction Documents, and (vi) that there are no oral or written statements or agreements that modify, amend or vary, or purport to modify, amend or vary, any of the terms of the Transaction Documents.
     In rendering the opinions expressed herein, we have also assumed that with respect to each Loan Party listed on Annex A attached hereto, (a) such Loan Party is validly existing and in good standing as a corporation in its respective jurisdiction of organization, (b) the execution and delivery by such Loan Party of each Transaction Document to which it is a party, and the performance by such Loan Party of its obligations thereunder, are within its corporate power and authority and have been duly authorized by all corporate action, (c) the Transaction Documents to which such Loan Party is a party have been duly executed and delivered by such Loan Party, and (d) the execution and delivery of the Transaction Documents and the fulfillment of the respective terms and conditions by such Loan Party, the consummation by such Loan Party of

Lehman Commercial Paper Inc., as Administrative Agent
The Lenders Party to the Credit Agreement
December 15, 2005

the respective transactions contemplated thereby and the performance by such Loan Party of its obligations under the Transaction Documents to which it is a party will not result in a breach of, or constitute a default under, its respective organizational documents.
     In rendering the opinions expressed herein, we have also assumed that (i) no order, consent, approval, license or authorization of, or filing, recording or registration with, or exemption by, any court, governmental body or authority, or any subdivision thereof, is required to authorize or is required in connection with, the execution and delivery by any person or entity identified in any Transaction Document as a party thereto, or in connection with the performance of its obligations thereunder or the consummation of the transactions contemplated thereby, other than those that have been obtained or made and are in full force and effect (provided, that we make no such assumption with respect to consents, authorizations or approvals and the like applicable to the Loan Parties to the extent expressed in our opinion rendered in paragraph 6 below), and (ii) the Administrative Agent has been and is the duly appointed agent of each of the other Lenders.
     Based upon the foregoing, and upon an examination of such questions of law as we have considered necessary or appropriate for the purpose of this opinion, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we advise you that, in our opinion:
1.	Each of the Borrower and Holdings is duly organized, validly existing and in good standing as a corporation in the State of Delaware.

2.	The execution and delivery by each of the Borrower and Holdings of each Transaction Document to which it is a party, and its performance of its obligations thereunder and the granting of the security interests to be granted by it pursuant to the Real Property Documents, are within its corporate power and authority and have been duly authorized by all requisite corporate action.

3.	Each Transaction Document to which Borrower or Holdings is a party has been duly executed and delivered by each of the Borrower or Holdings, as the case may be.

4.	Each of the Loan Documents constitutes the legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its respective terms.

5.	The execution and delivery of the Transaction Documents and the fulfillment of the respective terms and conditions thereof by each Loan Party, its borrowings in accordance with the Loan Documents, the granting of the security interests to be granted by it pursuant to the Real Property Documents, and the performance by each such Loan Party of its payment obligations under the Transaction

Lehman Commercial Paper Inc., as Administrative Agent
The Lenders Party to the Credit Agreement
December 15, 2005

Documents to which such Loan Party is a party, (i) will not result in the case of the Borrower or Holdings in any violation of (A) its Organizational Documents or (B) any federal or New York statute or the General Corporation Law of the State of Delaware or any rule or regulation issued pursuant to any New York or federal statute or the General Corporation Law of the State of Delaware or any order known to us issued by any court or Governmental Authority and (ii) in the case of each Loan Party, will not conflict with or constitute a default under, or result in the creation of any lien or security interest in its properties pursuant to, the terms of any agreement listed on Annex B. For purposes hereof, the term “Organizational Documents” shall mean the respective certificate of incorporation and bylaws of Borrower and Holdings; provided, however, notwithstanding the foregoing, for purposes hereof the term “Organizational Documents” shall only be deemed to refer to these documents that have been attached to the secretary’s certificates of the Borrower and Holdings delivered to counsel for the Administrative Agent concurrently herewith, or, if Holdings does not deliver such certificate, the secretary’s certificate delivered by Holdings upon the original closing of the Credit Agreement.

6.	No consent, authorization or approval or other action by, and no notice to or filing with, any New York State or United States Governmental Authority under any Applicable Law (as defined below), is required in connection with the due execution and delivery by any Loan Party of the Third Amendment, the borrowings by any Loan Party in accordance with the terms of the Loan Documents, or the performance of its payment obligations thereunder, all of which, except filings required to be made in connection with (i) the Real Property Documents, (ii) the New Mortgaged Properties and existing Mortgaged Properties affected by the transactions contemplated by the Third Amendment and (iii) the consents, waivers, approvals, filings and registrations described on Schedule 4.4 to the Credit Agreement, have been obtained, filed or made and, to the best of our knowledge, remain in full force and effect.

7.	To our knowledge, there is no pending or threatened action, suit or proceeding against any Loan Party before any court, arbitrator, or Governmental Authority which purports to question the validity of the Loan Documents.

8.	None of the Loan Parties is an “investment company” as such term is defined in the Investment Company Act of 1940, as amended. None of the Loan Parties is a “holding company”, or a “subsidiary company” of a “holding company”, as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

9.	The execution and delivery of the Third Amendment by the Borrower and the making of the Loans under the Credit Agreement will not violate Regulations T,

Lehman Commercial Paper Inc., as Administrative Agent
The Lenders Party to the Credit Agreement
December 15, 2005

          U and X of the Board of Governors of the Federal Reserve System.
     The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:
A. The foregoing opinions are limited to matters under and governed by the laws of the State of New York, the General Corporation Law of the State of Delaware, and applicable Federal laws of the United States of America which, in our experience, are normally applicable to the transactions provided for in the Loan Documents, in each case, however, exclusive of, and without regard to, any Excluded Laws (collectively, the “Applicable Laws”). The term “Excluded Laws” means all (1) municipal, political subdivision (whether at the federal, state, regional or local level), local and county ordinances, statutes, administrative decisions, laws, rules and regulations, and (2) statutes, laws, rules and regulations relating to securities, in each case with respect to each of the foregoing, (i) as interpreted, construed or enforced pursuant to any judicial, arbitral or other decision or pronouncement, (ii) as in effect in any jurisdiction, including, without limitation, any State of the United States of America and the United States of America, and (iii) including, without limitation, any and all authorizations, permits, consents, applications, licenses, approvals, filings, registrations, publications, exemptions and the like required by any of them. To the extent that any of the Transaction Documents is governed by the laws of any jurisdiction other than the federal laws of the United States or the law of the State of New York, our opinion relating to those documents is based solely upon the plain meaning of their language, without regard to interpretation or construction that might be indicated by the laws governing those Transaction Documents. With respect to matters of Alabama law, we understand that you will be relying upon the opinion of Adams and Reese LLP.
B. In rendering our opinions in paragraph 1 above with respect to existence and good standing, we have relied solely upon the good standing certificates issued by the Secretary of State of the State of Delaware previously provided by our firm to counsel for the Administrative Agent, and such opinions are limited to the dates of such certificates.
C. The opinions in paragraph 4 above regarding the enforceability of the Loan Documents are subject to the following:
1.	The enforceability of the Loan Documents and the enforceability of any security interests created thereby may be limited or affected by (a) bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent transfer, fraudulent conveyance, preferential transfer and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors, (b) the refusal of a particular court to grant or judicial discretion in granting (i) equitable remedies, including, without limiting the generality of the foregoing, specific performance and injunctive relief, or (ii) a particular remedy sought under any of the Loan

Lehman Commercial Paper Inc., as Administrative Agent
The Lenders Party to the Credit Agreement
December 15, 2005

Documents as opposed to another remedy provided for therein or another remedy available at law or in equity, and (c) general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law).

2.	In rendering the foregoing opinions, we express no opinion as to (a) provisions in the Loan Documents that purport (i) to waive, affect or alter rights or defenses of any party which, in each case, as a matter of law or equity, may not be waived, affected or altered, or (ii) to establish evidentiary standards or characterizations in relation to terms in the Loan Documents, (b) the legality, validity, enforceability or binding effect of provisions of the Loan Documents prohibited by public policy or which might require indemnification or contribution for losses or expenses caused by gross negligence, willful misconduct, fraud or illegality of a party otherwise entitled to indemnification or contribution, (c) provisions in the Loan Documents that provide for the enforcement of any judgment in currency other than dollars, (d) the effect of any provision of the Loan Documents which is intended to permit modification thereof only by means of an agreement signed in writing by the parties thereto, or (e) provisions in the Loan Documents that provide that any Person purchasing a participation from a Lender or other Person may exercise set-off or similar rights with respect to such participation or that any Lender or any other Person may exercise set-off or similar rights other than in accordance with applicable law.

3.	We note that the enforceability of specific provisions of the Loan Documents may be subject to standards of reasonableness, care and diligence and “good faith” limitations and obligations such as those provided in §§1-102(3), 1-203 and 1-208 and other provisions of the Uniform Commercial Code in effect in the State of New York, applicable principles of common law and judicial decisions.

4.	We have assumed that the Lenders will enforce and perform each Loan Document in compliance with the provisions thereof and all requirements of applicable law.

5.	In connection with the provisions of the Loan Documents whereby the parties submit to the jurisdiction of the courts of the United States of America located in the State of New York, we note the limitations of 28 U.S.C. §§1331 and 1332 on subject matter jurisdiction of the federal courts. In connection with the provisions of the Loan Documents which relate to forum selection of the courts of the United States located in the Borough of Manhattan, City of New York and State of New York (including, without limitation, any waiver of any objection to venue or any objection that a court is an inconvenient forum), we note such court’s discretion to transfer an action from one federal court to another under 28 U.S.C. §1404(a).
D. In rendering our opinion in paragraphs 5 and 9 above, we have assumed that the Borrower will comply with the provisions of the Credit Agreement as to the use of Loan

Lehman Commercial Paper Inc., as Administrative Agent
The Lenders Party to the Credit Agreement
December 15, 2005

proceeds.
E. We express no opinion herein as to the creation, perfection, priority or enforceability of any Liens or security interests.
F. With respect to references herein to “known to us” or “to our knowledge” or words or phrases of similar import (whether or not modified by any additional phrases), such references mean the actual, current knowledge of those attorneys of this Firm currently responsible for the affairs of Holdings and the Borrower, after making any inquiries of other attorneys of this Firm that we consider appropriate for the opinions expressed herein. We call your attention to the fact that we have not reviewed the records of any federal, state or county Governmental Authority or any court records.
     The opinions expressed herein are solely for the benefit of, and may only be relied upon by the Administrative Agent and the Lenders. This opinion may not be furnished to (except in connection with any legal or arbitral proceedings or as may be required by applicable law, and in such event, as shall be directed or required incident thereto pursuant to a duly issued subpoena, writ, order or other legal process), or relied upon by, any other Person without the prior written consent of this Firm. The opinions expressed herein are as of the date hereof or, to the extent a reference to a certificate or other document is made herein, to such date, and we make no undertaking to amend or supplement such opinions as facts and circumstances come to our attention or changes in the law occur which could affect such opinions.

Very truly yours,

Fulbright & Jaworski L.L.P.

ANNEX A
ADDITIONAL LOAN PARTIES
Williamson Oil Co., Inc., an Alabama corporation
Liberty Wholesale Co., Inc., an Alabama corporation
Gasoline Associated Services, Inc., an Alabama corporation

ANNEX B
SCHEDULED AGREEMENTS
Distribution Service Agreement dated as of January 1, 2005 between MAPCO Express and McLane Company, Inc. d/b/a McLane Grocery Distribution
RPC Agreement dated as of May 30, 2001 between MAPCO Express and Williams Refining & Marketing, LLC